UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2007 (January 19, 2007)

CRESTED CORP.
(Exact Name of Company as Specified in its Charter)

Colorado	0-8773	84-0608126
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Glen L. Larsen Building
877 North 8th West Riverton, WY		82501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (307) 856-9271

Not Applicable
Former Name, Former Address or Former Fiscal Year,, If Changed From Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

 ☐ Written communications pursuant to Rule 425 under the Securities Act
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Form 8-K amends the prior report of January 24, 2007 only in respect of certain information concerning the resignation of Crested’s certifying accountant. No change is made in disclosures of the other events reported in the January 24, 2007 Form 8-K.

Section 4: Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant
On January 19, 2007, USE and Crested received a letter (dated January 10, 2007) from Epstein, Weber & Conover, PLC (“EWC”), stating that EWC is combining with Moss Adams LLP, that EWC therefore has resigned as the registered independent accounting firm for both companies, and that the client-auditor relationship between USE and Crested therefore has ceased. EWC has advised that all partners of EWC have become partners of Moss Adams.

EWC’s audit reports (dated March 9, 2005 and March 3, 2006) on Crested’s financial statements for years ended December 31, 2004 and 2005 both contained a going concern qualification. In this respect, the qualification in both reports on Crested’s statements referenced Crested’s working capital deficits at December 31, 2004, and at December 31, 2005, as well as Crested’s history of substantial operating losses. The qualification in both reports stated that these factors raised substantial doubt about the ability of Crested to continue as a going concern. Management’s plans in regards to these matters are also described in Note A.

In connection with the audits of Crested’s financial statements for the fiscal years ended December 31, 2005 and 2004, and in the subsequent interim periods through September 30, 2006, (1) there were no disagreements with EWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure that, if not resolved to the satisfaction of EWC, would have caused EWC to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934.

EWC’s notice to the companies (dated January 10, 2007 but received on January 19, 2007) of the cessation of the auditor-client relationship was filed as an exhibit to the January 24, 2007 Form 8-K. EWC’s separate concurrence with the statements made in the second and third paragraphs of this amended Form 8-K report, is filed as an exhibit to this amended Form 8-K.

A subsequent Form 8-K will be filed at such time as a new registered independent accounting firm has been appointed.

Section 9. Financial Statements and Exhibits
Financial Statements: None
Exhibits: 16(b) - EWC’s concurrence letter (dated February 1, 2007) for this amended Form 8-K.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTED CORP.

Dated: February 1, 2007	By:	/s/ Harold F. Herron
Harold F. Herron, President